UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 20, 2003
                        (Date of earliest event reported)

                                   3M COMPANY
             (Exact name of registrant as specified in its charter)

                                 File No. 1-3285
                            (Commission File Number)

Delaware                                                  41-0417775
(State of incorporation)                                  (I.R.S. Employer
                                                          Identification Number)

3M Center                                                 55144-1000
St. Paul, Minnesota                                       (Zip Code)
                    (Address of principal executive offices)

                  Registrant's telephone, including area code:
                                 (651) 733-1110


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 20, 2003, 3M Company issued a press release reporting its earnings for the quarter ended September 30, 2003 (furnished hereunder as Exhibit 99.1).

         The information contained in this Current Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         In addition to disclosing results that are determined in accordance with U.S. generally accepted accounting principles (GAAP), the company also discloses non-GAAP results that exclude special items. The company will continue to provide reconciliations of its disclosed non-GAAP financial reporting to the most comparable GAAP reporting. The company believes that discussion of results excluding special items provides a useful analysis of ongoing operating trends. Special items represent significant charges or credits that are important to an understanding of the company's ongoing operations. Earnings per share and other amounts before special items are not measures recognized under U.S. generally accepted accounting principles. The determination of special items may not be comparable to similarly titled measures used by other companies.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                         3M COMPANY

                                                         By: /s/ Gregg M. Larson
                                                         -----------------------
                                                             Gregg M. Larson,
                                                             Secretary

Dated: October 20, 2003

                                  EXHIBIT INDEX
                                  -------------

Exhibit Number                          Description

99.1                                    Press Release dated October 20, 2003, of
                                        3M Company (furnished pursuant to
                                        Item 12 hereof).